Prepaid expenses	12 Months Ended
Dec. 31, 2017
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Prepaid expenses
12.	Prepaid expenses

	2017	2016
Prepaid taxes	$38,672	$39,153
Prepaid commissions	5,297	4,649
Prepaid rent	7,479	6,707
Prepaid insurance	207	772
Prepaid other	19,896	33,524

	$71,551	$84,805

Current	45,421	58,407
Non-current	26,130	26,398

	$71,551	$84,805

Prepaid taxes include $12.5 million of tax advance of VAT and withholdings taxes (2016: $12.7 million). The non-current portion of prepaid expenses corresponds to $12.9 million (2016: $14.8 million) of advance payments of taxes which are credited to future payments from tax dividends in Panama and $13.2 million in tax credits (2016: $11.5 million).

“Prepaid other” mainly includes operating expenses related to management of fuel and maintenance services. As of December 31, 2017, “Prepaid other” includes $4.0 million (2016: $20.0 million) paid in advance to GE Engines Services, LLC, for the purpose of future maintenance services related to aircraft engines.